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March 11, 2002


VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     Life Investors Variable Life Account A
        File No. 811-09747, CIK 0001097237


Dear Commissioners:

On behalf of Life Investors Variable Life Account A of Life Investors Insurance Company of America ("separate account"), incorporated by reference are the annual reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Act"). The funds are as follows:

Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Janus Aspen Balanced Portfolio
Janus Aspen Capital Appreciation Portfolio
Janus Aspen Aggressive Growth Portfolio
AIM V.I. Capital Appreciation Fund - Series I
AIM V.I. Government Securities Fund - Series I
AIM V.I. Growth Fund - Series I
AIM V.I. International Growth Fund - Series I
AIM V.I. Premier Equity Fund - Series I
Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Bond Fund/VA
Oppneheimer Strategic Bond Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Fidelity VIP II Index 500 Portfolio (Initial Class)
Fidelity VIP Money market Portfolio (Initial Class)
Fidelity VIP Growth Portfolio (Service Class)
Fidelity VIP II Contrafund(R) Portfolio (Service Class)
Fidelity VIP Growth & Income Portfolio (Service Class)
Fidelity VIP Mid Cap (Service Class 2)
Fidelity VIP Value Strategies (Service Class 2)
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These annual reports are for the period ending December 31, 2001, and have been transmitted to contract holders in accordance with Rule 30e-2 (formerly designated as Rule 30d-2) under the Act. To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact Josh Pedelty at (319) 298-3954.

Sincerely,


/s/ PAUL REABURN
Paul Reaburn
Vice President

Entity:  JANUS ASPEN SERIES             File No. 811-07736    Date of Filing 02/20/2002
                                        Accession No. 0001012709-02-00319   CIK 0000906185

Entity:  AIM VARIABLE INSURANCE FUNDS   File No. 811-07452   Date of Filing 03/08/2002
                                        Accession No. 0000950129-02-001164  CIK 0000896435

Entity:  OPPENHEIMER VARIABLE ACCOUNT FUNDS:

Main Street Growth & Income Fund/VA     File No.  811-04108   Date of Filing 3/06/2002
                                        Accession No.  0001110538-02-000048 CIK 0000752737

High Income Fund/VA                     File No.  811-04108   Date of Filing 3/06/2002
                                        Accession No.  0001110538-02-000049 CIK 0000752737

Bond Fund/VA                            File No.  811-04108   Date of Filing 3/06/2002
                                        Accession No.  0001110538-02-000050 CIK 0000752737

Multiple Strategies Fund/VA             File No.  811-04108   Date of Filing 3/11/2002
                                        Accession No.  0001110538-02-000053 CIK 0000752737

Strategic Bond Fund/VA                  File No.  811-04108   Date of Filing 3/11/2002
                                        Accession No.  0001110538-02-000058 CIK 0000752737

Entity:  FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS:

Contra                File  No. 811-05511   Date of Filing 2/27/2002
                      Accession No. 0000023355-02-000004  CIK 0000831016

Growth                File No. 811-03329    Date of Filing 2/27/2002
                      Accession No. 0000023355-02-000002  CIK 0000356494

Growth & Income       File No. 811-07205    Date of Filing 2/27/2002
                      Accession No. 0000023355-02-000005  CIK 0000927384

Index 500             File No. 811-05511    Date of Filing 2/27/2002
                      Accession No. 0000023355-02-000005   CIK 0000831016

Money Market          File No. 811-03329    Date of Filing 2/27/2002
                      Accession No. 0000023355-02-000002  CIK 0000356494
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